UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06383

Nuveen Michigan Quality Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 29, 2016

NAZ
Nuveen Arizona Premium Income Municipal Fund

NUM
Nuveen Michigan Quality Income Municipal Fund

NUO
Nuveen Ohio Quality Income Municipal Fund

NTX
Nuveen Texas Quality Income Municipal Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	12

Common Share Information	14

Risk Considerations	16

Performance Overview and Holding Summaries	17

Shareholder Meeting Report	21

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	54

Statement of Operations	55

Statement of Changes in Net Assets	56

Statement of Cash Flows	58

Financial Highlights	60

Notes to Financial Statements	66

Additional Fund Information	81

Glossary of Terms Used in this Report	82

Reinvest Automatically, Easily and Conveniently	84

Board Members & Officers	85

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China's ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy's modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.
For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece's turbulent negotiations with its European Union creditors. Not soon after, China's stock market crashed amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.
Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed's interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.
The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
April 25, 2016

4	Nuveen Investments

Portfolio Managers' Comments
Nuveen Arizona Premium Income Municipal Fund (NAZ)
Nuveen Michigan Quality Income Municipal Fund (NUM)
Nuveen Ohio Quality Income Municipal Fund (NUO)
Nuveen Texas Quality Income Municipal Fund (NTX)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 29, 2016?
The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 1.4% in the fourth quarter of 2015, as reported by the "third" estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.
The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in February 2016 from 5.5% in February 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.4% annual gain in January 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.1% and 5.7%, respectively.
With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market. Pessimism about the economy's future and lackluster wage growth likely contributed to consumers' somewhat muted spending. The sharp decline in energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index CPI rose 1.0% over the twelve-month period ended February 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, the largest twelve-month gain since May 2012 and slightly above the Fed's unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers' Comments (continued)
Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.
Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution.
After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected. Although the Fed continued to emphasize future rate increases would be gradual, uncertainties lingered. Given the fragility of the global economy and concerns about the U.S.'s lackluster growth, the Fed seemed more than likely to remain on hold in the near term. Not surprisingly, the Fed kept its target rate unchanged at its January policy meeting.
In the broad municipal bond market, yields ended the twelve-month reporting period slightly below where they started, although their downward path was not a straight line. For most of the period, the generally improved condition of the U.S. economy and expectation of rising interest rates propelled municipal bond yields higher. However, after the Fed's first rate hike, subsequent rate hikes seemed unlikely in the near future as the pace of the U.S. economic recovery remained below average and weakness lingered abroad, especially in Europe and China. This helped renew demand for municipal bonds, bolstering prices and weighing on yields (as bond prices and yields move in opposite directions) in the final months of the reporting period.
The municipal market's supply-demand balance was generally favorable over this reporting period. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended February 29, 2016, municipal bond issuance nationwide totaled $349.2 billion, an increase of 9.8% from the issuance for the twelve-month period ended February 28, 2015. To articulate, gross municipal bond nationwide issuance is up. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. Banks have reduced their participation in the markets in order to hold fewer bonds on their balance sheets. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility.
How were the economic and market environments in Arizona, Michigan, Ohio and Texas during the twelve-month reporting period ended February 29, 2016?
Arizona's economy continued its recovery overall after experiencing a severe housing market decline. Growth in leisure/hospitality has led to recent improvements in the state's employment picture. New home construction is building up steam as foreclosures have flattened to the national levels. Construction is also forecasted to strengthen substantially with the approval of a $2 billion, three-year

6	Nuveen Investments

South Mountain Freeway Project connecting the East Valley and the West Valley. However, in the long term, Arizona is expected to outperform because of its strong population growth and investment in biotech, medical devices and health care. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state's smaller metropolitan areas also showing progress. According to the S&P/Case-Shiller Index, housing prices in Phoenix rose 6.1% over the twelve months ended January 2016 (most recent data available at the time this report was prepared), compared with a 4.9% price increase nationally. In the job market, the Arizona unemployment rate dropped to a preliminary 5.5% as of February 2016, the lowest level since April 2008. The Governor's Proposed Fiscal Year 2017 Budget totals $9.5 billion, up 3% over last year's enacted budget. The proposal focuses spending on the economy with money directed to education, public safety and health care initiatives to stimulate new jobs. The Arizona Supreme Court Ruled that the state did not provide inflation adjustments in school funding during Fiscal Years 2010-2013 as required under voter approved Proposition 301. As a result, the state legislature voted to put Proposition 123 on the May 17, 2016 ballot to settle a five-year lawsuit over school funding. The measure, if approved, would allocate $3.5 billion for education funding, of which $1.4 billion would come from the General Fund and the remaining $2 billion from increasing distributions from the state land trust permanent funds to education over the next 10 years. In May 2015, Moody's upgraded Arizona's issuer rating at Aa2 and changed its outlook for the state to stable with positive outlook. S&P also upgraded the State of Arizona's issuer credit rating to AA from AA- and revised its outlook to stable from positive on May 20, 2015. During the twelve months ended February 29, 2016, municipal issuance in Arizona totaled $6.1 billion, a gross issuance decrease of 10.6% from the twelve months ended February 28, 2015.
Michigan's economic recovery has strengthened over the last few years helping the state to reach the lowest level of unemployment in a decade. As of February 2016, Michigan's unemployment rate was 4.8%, down from 5.9% a year prior. Favorably, the state's labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in employment. Auto manufacturing and health care hiring remained strong throughout 2015, providing the majority of job growth. To a large extent, the Michigan economy remained tied to events in the auto industry, as the "Big Three" (General Motors, Ford and Chrysler) continued to rank among the state's five largest employers. Last year was the strongest for automotive sales since 2006, directly benefiting the state's economy. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.8% of employment in the state, compared with 8.8% nationally. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state's hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought some recuperation in the housing market. Last year home prices rose faster in Michigan than the national average. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 7.1% over the twelve months ended January 2016 (most recent data available at the time this report was prepared), above the national average increase of 5.4%. On the fiscal front, Michigan's budgetary performance over the last two years has been impressive. For fiscal year 2016 Michigan's $54.5 billion budget represents about a 3% spending increase over the prior year and includes additional funds for transportation, education and a $95 million contribution to the state's budget stabilization/rainy day reserve fund. State revenues have seen annual improvement since 2011 driven by income and sales tax growth. As revenues have improved, the state has demonstrated a commitment to rebuild reserves. By fiscal year end 2016, reserve balances are projected to be over $600 million, approximately 3% of operating revenues. Michigan's improved financial and cash position has positively eliminated the need for cash flow borrowing. The state's proposed budget for Fiscal 2017 is essentially flat. As of April 2016 (subsequent to the close of this reporting period), Moody's and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively. Both maintain a stable outlook on the state. Moody's upgraded the state to Aa1 from Aa2 in July 2015. S&P revised their outlook from positive to stable in March 2016. During the twelve months ended February 29, 2016, municipal issuance in Michigan totaled $11 billion, a gross issuance increase of 0.2% from the twelve months ended February 28, 2015.
Ohio's economy has been growing at a moderate rate for the past two to three years. The state's unemployment rate was 4.9% in February 2016, matching the 4.9% for the national average. Overall, manufacturing and health care have been key components of Ohio's stabilized economy. Manufacturing is the largest of Ohio's major employment sectors and the state continues to be a leading producer of steel and autos. Like other manufacturing-heavy states, Ohio tends to have a somewhat more cyclical economy than the nation as a whole. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. The recent decline in natural gas prices has caused the number of active rotary rigs to fall

Nuveen Investments	7

Portfolio Managers' Comments (continued)
sharply. According to the S&P/Case- Shiller Index, housing prices in Cleveland rose 2.9% over the twelve months ended January 2016 (most recent data available at the time this report was prepared), compared with a 5.4% price increase nationally. On the fiscal front, Ohio has seen revenue recovery in line with its economic recovery. Fiscal year-to-date (through January 2016) General Fund tax receipts are 5.4% higher than the prior year-to-date collections. Ohio's Fiscal Year 2016-2017 biennial budget was enacted in June 2015, with fiscal 2016 state tax receipts estimated at $22.2 billion, or 3.5% above fiscal 2015 actuals. Ohio funded its Budget Stabilization Fund in 2013 to its statutory maximum for the first time since 2000. The current balance in the state's Budget Stabilization Fund is $2 billion, which is 6.4% of prior year general fund revenues. As of March 2016 (subsequent to the close of this reporting period), Moody's and S&P rated Ohio general obligation (GO) debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 29, 2016, municipal issuance in Ohio totaled $9.8 billion, a decrease of 10.7% compared with the twelve months ended February 28, 2015.
Texas is starting to see weakness from a sustained period of low oil and gas prices since the state economy exhibits elevated exposure to the mining sector. As of February 2016, the state's 4.4% unemployment rate was flat compared to February 2015 and below the February 2016 national unemployment rate of 4.9%. State employment surpassed pre-recession levels in September 2011 and overall state employment growth continued in February 2016, but mining and logging and manufacturing sectors experienced year-over-year declines as of February 2016. The largest year-over-year employment gains were seen in transportation and utility, leisure and hospitality, and education and health services. Texas' three largest non-government employment sectors, education and health services, professional and business services, and retail trade, represented approximately 56% of state employment. According to the S&P/Case-Shiller Index, housing prices in Dallas posted a year-over-year increase of 9.2% as of January 2016 (most recent data available at the time this report was prepared). On the fiscal front, the state is starting to see some weakness in tax collections and in October 2015 Texas Comptroller Glen Hegar lowered the state's 2016-17 biennium general revenue estimate by $2.6 billion (new projection $110.4 billion) based on sustained weakness in oil and gas prices. The state maintains a large Economic Stabilization Fund (ESF or rainy day fund) for use in times of declining revenues and as of January 31, 2016, the ESF totaled $9.6 billion or 8.7% of biennial forecasted revenues. S&P upgraded its Texas general obligation (GO) rating to AAA from AA+ in December 2013, while Moody's and Fitch rated Texas GO debt at Aaa and AAA, respectively. For the twelve months ended February 29, 2016, municipal issuance in Texas totaled $47.6 billion a 10.8% increase from the previous twelve months. For the most recent twelve months, Texas was ranked as the second largest state issuer only behind California.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 29, 2016?
The broad municipal bond market enjoyed positive performance during the twelve-month reporting period overall. In general, the municipal bonds of Arizona, Michigan and Ohio outperformed the national municipal bond market return during this reporting period, while Texas municipal bonds performed in line with the national market.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds' investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations. We've also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal all together.

8	Nuveen Investments

To keep the Funds fully invested, we continued to focus on purchasing bonds in areas of the market that we expected to perform well as the economy continued to improve. We emphasized intermediate and longer maturities, lower-rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.
Purchases in NAZ were mainly in bonds dated 15 years and longer from a range of sectors and subsectors including charter schools, utility systems, health care, excise tax revenue, waste water and airports. We also found selected opportunities in U.S. territory bonds, such as a Guam Water Works bond that we believe has positive credit fundamentals. We also began to replace the Fund's non-insured Virgin Islands credits with insured structures. The trading activity in our Virgin Islands exposure temporarily increased NAZ's weighting as of the end of this reporting period, but the weighting subsequently declined the following week, after the close of this reporting period, when we sold some more of the Fund's non-insured exposure. These territory bonds offered attractive yields with shorter durations, while maintaining tax exempt status in Arizona. NAZ's Puerto Rico exposure, however, was a different story. Given our concerns about the weakening fundamental outlook for the Commonwealth, we sold some Puerto Rico bonds during this reporting period.
In NUM and NUO, we bought a mix of intermediate- and long-dated bonds across a number of sectors, tapping opportunities in both the primary and secondary markets. All of our bond purchases in the Michigan, Ohio and Texas Funds represented in-state paper. In the Michigan Fund, we continued to try to diversify away from exposure to the City of Detroit and Wayne County, as well as sought to reinvest call proceeds. In the second half of the reporting period, we bought bonds issued for electric utilities, a tax increment financing district, dedicated tax, health care and a local general obligation (GO) bond. We also participated in a newly issued University of Michigan credit for NUM. The Texas Fund bought some dedicated tax bonds and shorter-dated state GOs, reinvesting the proceeds from called bonds and from selling a position in Austin Electric bonds.
Notable additions to the Ohio Fund in the second half of the period included a local GO issued for Dublin, Ohio, a Cleveland dedicated tax bond, a Northeast Ohio water and sewer credit, a Dayton International Airport bond and some state GOs issued for Ohio schools. To fund these purchases, we sold some of NUO's shorter-dated, higher quality bonds, as well as some lower coupon, longer-dated bonds that had performed well early in the period. Cash for new purchases also came from the proceeds of several called bonds during this reporting period.
In addition, earlier in the reporting period, we unwound a portfolio hedge in NUM, NUO and NTX that was managed with a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. These swaps had a negligible impact on performance for the full reporting period.
As of February 29, 2016, NAZ, NUM and NUO continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform for the twelve-month reporting period ended February 29, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year and ten-year periods ended February 29, 2016. Each Fund's returns on common share net asset value (NAV) are compared with the performance of corresponding market index and Lipper classification average.

Nuveen Investments	9

Portfolio Managers' Comments (continued)
For the twelve months ended February 29, 2016, the total returns on common share NAV for these four Funds outperformed the returns for their respective state's S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index. NUM and NUO outperformed the average return for the Lipper Other States Municipal Debt Funds Classification, while NAZ and NTX underper-formed this Lipper average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.
The main contributor to the Funds' relative performance during this reporting period was yield curve and duration positioning. We continued to overweight the longer parts of the yield curve with corresponding underweights to the shorter end of the curve, which resulted in longer durations than the municipal market in general. This positioning was advantageous in this reporting period as intermediate- and longer-dated bonds generally outperformed shorter-dated bonds across all four states.
The Funds' credit quality exposures produced mixed results over this reporting period. For NAZ, overweight allocations to non-rated and BBB rated bonds added to relative performance but the gains were modestly offset by the Fund's exposure to the "other" category, which includes CCC rated and defaulted bonds. The "other" category detracted largely due to NAZ's position in an Industrial Development Authority of the City of Phoenix bond issued for Brighter Choice Foundation Charter Middle Schools Projects for two charter schools, which was downgraded to a CCC rating when the school system's charter was not renewed and the schools shuttered in June 2015. We should note that the Brighter Choice position represents a small portion of NAZ's overall portfolio and the bond continued to make interest payments during this reporting period. We continue to monitor the situation as the bond proceeds through a debt workout plan. Ratings allocations in NUM and NUO were unfavorable to relative performance. The Michigan Fund was dampened by its underweight exposure to BBB rated bonds, a group which outperformed in Michigan during this reporting period, and its overweight exposure to AA rated bonds, a group which underperformed in the state. The Ohio Fund was hurt mainly by its underweight allocation in B rated credits. Within the Ohio municipal market, tobacco bonds dominate the B rated category, and the tobacco sector performed strongly over this reporting period. The Fund's tobacco sector limits preclude it from owning as much as the Ohio benchmark's weighting and therefore NUO holds an underweight allocation relative to the Ohio index. In NTX, an overweight to BBB rated credits was particularly beneficial to relative performance.
Sector allocations also resulted in different performance impacts for each Fund. NAZ's sector exposure was a relative detractor for performance, which was hampered by the dedicated tax (primarily due to Virgin Islands bonds), education (the previously noted Brighter Choice charter schools), industrial development revenue/pollution control revenue (IDR/PCR) and other revenue sectors. However, NAZ's pre-refunded/escrowed to maturity sector allocation somewhat aided performance, as bonds that were refunded during the period benefited from price appreciation, particularly those that were refunded to longer (five- to six-year) call structures. For NUM, the positive contribution from its health care allocation was offset by the negative effect of an overweight exposure to pre-refunded bonds, resulting in an overall neutral impact on relative performance. The Ohio Fund was helped by its sector strategy, largely due to an underweight in IDR/PCR bonds, a group which underperformed in the Ohio municipal market. NTX's overweight to the dedicated tax sector added value, as the sector outperformed in Texas, but an underweight to toll roads, another outperforming sector, detracted from relative results. Overall, NTX's sector allocations were a negative influence on relative performance for this reporting period.
Individual credit selection boosted relative performance for all four Funds during this reporting period. Generally, longer-dated credits were strong contributors to the Funds, particularly for NUM, NUO and NTX with allocations to zero coupon bonds, which typically have very long maturities. Bonds bought in June, July and August 2015, when yields were higher, also added relative gains. Additionally, the Arizona Fund benefited from some charter school holdings (with the exception of Brighter Choice, as discussed previously) and some advance refunded credits (as discussed earlier). NUM's selection in tobacco securities further bolstered its relative performance, while NUO gained from good-performing TOBs.

10	Nuveen Investments

An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.
In terms of Puerto Rico holdings, shareholders should note that NUM, NUO and NTX had no exposure to Puerto Rico debt during this reporting period, while NAZ had an allocation of approximately 0.34%, for an asset-backed refunding bond. throughout the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
.
Nuveen Investments	11

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.
As of February 29, 2016, the Funds' percentages of leverage are shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	35.58%	35.98%	35.00%	31.23%
Regulatory Leverage*	31.25%	32.42%	31.77%	31.23%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

12	Nuveen Investments

THE FUNDS' REGULATORY LEVERAGE
As of February 29, 2016, the Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	iMTP Shares		VMTP Shares		VRDP Shares
Fund	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference
NAZ	—	$—	2016	$79,000,000	—	$—
NUM	—	$—	2016	$159,000,000	—	$—
NUO	—	$—	—	$—	1	$148,000,000
NTX	2018	$72,000,000	—	$—	—	$—
During the current reporting period, NTX refinanced all of its outstanding $70.92 million MuniFund Term Preferred (MTP) Shares with the proceeds from newly issued iMTP Shares.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on iMTP, MTP, VMTP and VRDP Shares and each Funds' respective transactions.

Nuveen Investments	13

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 29, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUM	NUO	NTX
March 2015	$0.0665	$0.0675	$0.0700	$0.0545
April	0.0665	0.0675	0.0700	0.0545
May	0.0665	0.0675	0.0700	0.0545
June	0.0665	0.0640	0.0700	0.0545
July	0.0665	0.0640	0.0700	0.0545
August	0.0665	0.0640	0.0700	0.0545
September	0.0665	0.0640	0.0670	0.0545
October	0.0665	0.0640	0.0670	0.0545
November	0.0665	0.0640	0.0670	0.0545
December	0.0665	0.0620	0.0670	0.0545
January	0.0665	0.0620	0.0670	0.0545
February 2016	0.0665	0.0620	0.0670	0.0545
Total Monthly Per Share Distributions	$0.7980	$0.7725	$0.8220	$0.6540
Ordinary Income Distribution*	$—	$0.0035	$0.0040	$—
Total Distributions from Net Investment Income	$0.7980	$0.7760	$0.8260	$0.6540
Total Distributions from Long-Term Capital Gains*	$—	$0.0047	$—	$—
Total Distributions	$0.7980	$0.7807	$0.8260	$0.6540

Yields
Market Yield**	5.07%	5.31%	5.21%	4.46%
Taxable-Equivalent Yield**	7.38%	7.71%	7.58%	6.19%

*	Distribution paid in December 2015.
**
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%, 31.1% and 31.3% for the Arizona, Michigan and Ohio Funds, respectively. The Texas Fund is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

14	Nuveen Investments

As of February 29, 2016, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 29, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common shares cumulatively repurchased and retired	—	207,500	—	—
Common shares authorized for repurchase	1,155,000	2,085,000	1,850,000	1,005,000
During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

NUM
Common shares repurchased and retired	22,500
Weighted average price per common share repurchased and retired	$13.22
Weighted average discount per common share repurchased and retired	14.99%
OTHER COMMON SHARE INFORMATION
As of February 29, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common share NAV	$15.01	$15.93	$17.16	$15.81
Common share price	$15.74	$14.01	$15.44	$14.66
Premium/(Discount) to NAV	4.86%	(12.05)%	(10.02)%	(7.27)%
12-month average premium/(discount) to NAV	0.63%	(9.85)%	(13.80)%	(11.86)%

Nuveen Investments	15

Risk Considerations
Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Arizona Premium Income Municipal Fund (NAZ)
Nuveen Michigan Quality Income Municipal Fund (NUM)
Nuveen Ohio Quality Income Municipal Fund (NUO)
Nuveen Texas Quality Income Municipal Fund (NTX)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NAZ, www.nuveen.com/NUM, www.nuveen.com/NUO, www.nuveen.com/NTX.

16	Nuveen Investments

NAZ
Nuveen Arizona Premium Income Municipal Fund
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	5.45%	8.14%	5.63%
NAZ at Common Share Price	15.59%	11.01%	6.43%
S&P Municipal Bond Arizona Index	3.92%	5.68%	4.87%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper Other States Municipal Debt Funds Classification Average	5.82%	8.13%	5.49%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	145.8%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	147.1%
Floating Rate Obligations	(1.6)%
VMTP Shares, at Liquidation Preference	(45.5)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.6%
Education and Civic Organizations	16.4%
Health Care	13.7%
Utilities	12.3%
Tax Obligation/General	10.0%
U.S. Guaranteed	9.5%
Water and Sewer	9.1%
Other	4.4%
Total	100%

Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	19.3%
AA	39.5%
A	22.2%
BBB	10.1%
BB or Lower	2.5%
N/R (not rated)	6.4%
Total	100%

Nuveen Investments	17

NUM
Nuveen Michigan Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	5.97%	8.17%	5.75%
NUM at Common Share Price	7.15%	8.27%	5.01%
S&P Municipal Bond Michigan Index	4.40%	6.10%	4.87%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper Other States Municipal Debt Funds Classification Average	5.82%	8.13%	5.49%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	152.2%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	153.7%
Floating Rate Obligations	(5.7)%
VMTP Shares, at Liquidation Preference	(48.0)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/General	23.1%
Health Care	15.1%
Education and Civic Organizations	13.4%
Tax Obligation/Limited	11.5%
Water and Sewer	10.1%
U.S. Guaranteed	9.7%
Utilities	9.0%
Other	8.1%
Total	100%

Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	22.9%
AA	59.5%
A	12.9%
BB or Lower	3.6%
N/R (not rated)	1.1%
Total	100%

18	Nuveen Investments

NUO
Nuveen Ohio Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	5.95%	7.98%	5.93%
NUO at Common Share Price	5.96%	6.89%	4.77%
S&P Municipal Bond Ohio Index	5.23%	6.56%	4.81%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper Other States Municipal Debt Funds Classification Average	5.82%	8.13%	5.49%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	144.2%
Other Assets Less Liabilities	2.4%
Net Assets Plus VRDP Shares, at Liquidation Preference	146.6%
VRDP Shares, at Liquidation Preference	(46.6)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	22.8%
Health Care	21.0%
Tax Obligation/General	15.2%
U.S. Guaranteed	11.3%
Water and Sewer	7.5%
Transportation	6.9%
Education and Civic Organizations	5.2%
Other	10.1%
Total	100%

Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	21.0%
AA	49.8%
A	18.8%
BBB	5.5%
BB or Lower	4.4%
N/R (not rated)	0.5%
Total	100%

Nuveen Investments	19

NTX
Nuveen Texas Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NTX at Common Share NAV	4.89%	7.35%	5.55%
NTX at Common Share Price	7.02%	4.39%	5.03%
S&P Municipal Bond Texas Index	3.82%	5.74%	4.94%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper Other States Municipal Debt Funds Classification Average	5.82%	8.13%	5.49%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	142.9%
Other Assets Less Liabilities	2.5%
Net Assets Plus iMTP Shares, at Liquidation Preference	145.4%
iMTP Shares, at Liquidation Preference	(454)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/General	17.8%
Tax Obligation/Limited	15.7%
Transportation	12.2%
Utilities	12.0%
Water and Sewer	10.4%
U.S. Guaranteed	9.6%
Education and Civic Organizations	8.8%
Health Care	8.0%
Other	5.5%
Total	100%

Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	24.2%
AA	38.3%
A	17.8%
BBB	17.8%
BB or Lower	1.6%
N/R (not rated)	0.3%
Total	100%

20	Nuveen Investments

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 17, 2015 for NAZ, NUM, NUO and NTX; at this meeting the shareholders were asked to elect Board Members.

	NAZ		NUM
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	10,241,508	—	17,993,572	—
Withhold	231,444	—	508,612	—
Total	10,472,952	—	18,502,184	—
William C. Hunter
For	—	790	—	1,590
Withhold	—	—	—	—
Total	—	790	—	1,590
William J. Schneider
For	—	790	—	1,590
Withhold	—	—	—	—
Total	—	790	—	1,590
Thomas S. Schreier, Jr.
For	10,236,423	—	18,028,763	—
Withhold	236,529	—	473,421	—
Total	10,472,952	—	18,502,184	—

Nuveen Investments	21

Shareholder Meeting Report (continued)

	NUO		NTX
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	16,163,785	—	8,639,937	—
Withhold	605,126	—	206,411	—
Total	16,768,911	—	8,846,348	—
William C. Hunter
For	—	1,160	—	10,800
Withhold	—	—	—	—
Total	—	1,160	—	10,800
William J. Schneider
For	—	1,160	—	10,800
Withhold	—	—	—	—
Total	—	1,160	—	10,800
Thomas S. Schreier, Jr.
For	16,167,439	—	8,631,933	—
Withhold	601,472	—	214,415	—
Total	16,768,911	—	8,846,348	—

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen Arizona Premium Income Municipal Fund
Nuveen Michigan Quality Income Municipal Fund
Nuveen Ohio Quality Income Municipal Fund
Nuveen Texas Quality Income Municipal Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Nuveen Ohio Quality Income Municipal Fund and Nuveen Texas Quality Income Municipal Fund (the "Funds") as of February 29, 2016, and the related statements of operations for the year then ended, the statements of cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through February 28, 2014, were audited by other auditors whose report dated April 25, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 29, 2016, the results of their operations for the year then ended, their cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
April 27, 2016

Nuveen Investments	23

NAZ
Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.8% (100.0% of Total Investments)
	Consumer Staples – 0.5% (0.4% of Total Investments)
$925	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	4/16 at 100.00	BBB+	$941,641
	Education and Civic Organizations – 23.9% (16.4% of Total Investments)
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	1,744,035
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43	No Opt. Call	AA	3,993,577
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D, 5.000%, 7/01/41	7/25 at 100.00	AA	1,746,690
2,815	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	3,188,635
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option Bond Trust 2015-XF0053, 17.938%, 6/01/20 (IF)	No Opt. Call	Aa2	3,551,005
1,400	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2013, 5.000%, 8/01/21	No Opt. Call	Aa3	1,672,762
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	2,245,520
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	4,243,289
	Industrial Development Authority of Phoenix, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35	No Opt. Call	BB	325,427
300	5.000%, 7/01/45	No Opt. Call	BB	304,227
440	Industrial Development Authority of Phoenix, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 3.250%, 7/01/25	No Opt. Call	N/R	446,807
1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	2,133,263
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	1,002,028
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BB	72,258
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	953,433
750	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	C	307,448
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44	7/24 at 100.00	N/R	565,030
585	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB	650,140
745	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	787,741
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 – AGM Insured (UB) (4)	6/22 at 100.00	A	3,984,252
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	217,224

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	$715,416
1,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Horizon Community Learning Center Project, Series 2000, 5.250%, 6/01/35	6/16 at 100.00	BBB–	1,002,500
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34	No Opt. Call	BB+	510,025
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
745	6.000%, 6/01/40	6/19 at 100.00	BB+	775,456
550	6.100%, 6/01/45	6/19 at 100.00	BB+	573,282
655	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB+	657,175
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,044,980
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	892,070
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	298,800
825	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	966,372
37,025	Total Education and Civic Organizations			41,570,867
	Health Care – 19.9% (13.7% of Total Investments)
7,730	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	8,250,692
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA–	1,354,872
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	5,524,269
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A:
3,000	5.000%, 12/01/39	12/24 at 100.00	A2	3,413,040
2,860	5.000%, 12/01/42	12/24 at 100.00	A2	3,249,102
7,560	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	7,865,423
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,246,190
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	Baa1	229,337
1,000	5.250%, 8/01/33	8/23 at 100.00	Baa1	1,127,770
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,184,750
1,000	5.250%, 8/01/32	8/24 at 100.00	A–	1,162,700
31,780	Total Health Care			34,608,145
	Long-Term Care – 0.8% (0.5% of Total Investments)
495	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	497,465
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	848,983
1,275	Total Long-Term Care			1,346,448

Nuveen Investments	25

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 14.6% (10.0% of Total Investments)
$2,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	$3,168,875
	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
1,000	5.000%, 7/01/26	7/24 at 100.00	AA–	1,211,410
525	5.000%, 7/01/27	7/24 at 100.00	AA–	630,887
2,140	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,359,329
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,170,350
1,020	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured	No Opt. Call	AA	1,037,340
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23	7/21 at 100.00	Aa2	923,754
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,647,302
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	3,351,628
1,750	Pima County Unified School District 6, Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A+	2,007,880
1,000	Pima County Unified School District 8 Flowing Wells, Arizona, General Obligation Bonds, Series 2011B, 5.375%, 7/01/29	7/21 at 100.00	A+	1,153,980
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999:
1,310	5.000%, 7/01/32	7/21 at 100.00	AAA	1,520,648
1,360	5.000%, 7/01/33	7/21 at 100.00	AAA	1,575,682
1,705	5.000%, 7/01/34	7/21 at 100.00	AAA	1,970,707
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	812,219
665	4.500%, 7/01/34	7/24 at 100.00	AA–	752,760
21,730	Total Tax Obligation/General			25,294,751
	Tax Obligation/Limited – 35.9% (24.6% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,484,936
	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series 2011A:
1,275	5.000%, 7/01/16	No Opt. Call	AA+	1,295,757
1,025	5.000%, 7/01/36	7/21 at 100.00	AA+	1,184,736
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA–	1,150,380
	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	381,577
1,085	5.000%, 7/15/31 – BAM Insured	7/22 at 100.00	AA	1,178,560
586	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	4/16 at 100.00	N/R	586,457
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	1,237,382
494	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	522,445
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007:
423	5.700%, 7/01/27	1/17 at 100.00	N/R	431,126
454	5.800%, 7/01/32	1/17 at 100.00	N/R	461,318
580	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	4/16 at 100.00	N/R	582,036

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation Refunding Bonds, Series 2013, 5.000%, 7/15/23	No Opt. Call	A–	$1,750,635
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	A	568,869
200	5.125%, 1/01/42	1/22 at 100.00	A	219,344
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	1,643,535
1,550	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	AA–	1,580,318
250	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA	260,030
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,634,675
2,644	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	2,678,636
680	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	693,960
1,160	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	BBB–	1,248,148
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	345,189
1,500	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	1,505,475
1,000	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	1,016,570
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	401,236
1,010	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	AA	1,182,518
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A	2,753,775
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	634,914
1,610	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	4/16 at 100.00	BBB–	1,612,930
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA–	1,168,930
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,178,304
1,000	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/22	No Opt. Call	AA+	1,242,010
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,620,822
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,404,416
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	3,786,600
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	7/20 at 100.00	AAA	5,668,200
1,570	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	1,599,171
4,000	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	4,641,200
1,750	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	1,883,893
1,360	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,480,632

Nuveen Investments	27

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,489	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	$1,496,341
1,000	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	1,003,840
56,915	Total Tax Obligation/Limited			62,401,826
	Transportation – 5.1% (3.5% of Total Investments)
180	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	201,893
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A+	1,045,253
2,185	5.000%, 7/01/45	7/25 at 100.00	A+	2,492,670
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013:
1,785	5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,066,262
2,215	5.000%, 7/01/32 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,534,580
395	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	433,086
7,670	Total Transportation			8,773,744
	U.S. Guaranteed – 13.9% (9.5% of Total Investments) (5)
3,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (5)	3,634,540
1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa3 (5)	1,412,461
2,965	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	3,187,464
2,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (5)	2,324,962
175	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	183,565
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	Aa3 (5)	1,319,040
665	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (5)	675,820
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (5)	669,747
4,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A (5)	5,005,605
2,585	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	3,234,636
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2013:
200	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (5)	227,300
800	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (5)	937,208
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/21 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	1,361,802
22,135	Total U.S. Guaranteed			24,174,150
	Utilities – 17.9% (12.3% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	1,633,377
1,500	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/17	No Opt. Call	AA	1,610,250

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	$1,147,970
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	Aa3	4,845,604
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	393,369
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	2,084,418
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36	6/25 at 100.00	Aa1	1,780,815
2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.700%, 1/01/38 (IF) (4)	1/18 at 100.00	Aa1	3,145,500
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	BBB+	5,536,710
5,665	5.000%, 12/01/37	No Opt. Call	BBB+	6,711,494
2,370	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	2,258,729
27,010	Total Utilities			31,148,236
	Water and Sewer – 13.3% (9.1% of Total Investments)
	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016:
1,285	5.000%, 1/01/35	1/26 at 100.00	AA+	1,542,514
345	5.000%, 1/01/36	1/26 at 100.00	AA+	412,489
500	City of Goodyear, Arizona Subordinate Lien Water and Sewer Revenue Obligations, Series 2011, 5.500%, 7/01/41	7/21 at 100.00	AA	586,940
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	597,420
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	AA–	3,335,438
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A–	566,200
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,637,770
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	1,316,025
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	1,362,488
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	2,323,520
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding Junior Lien Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,538,788
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,309,641
1,500	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	1,797,750

Nuveen Investments	29

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2014, 5.000%, 7/01/22	No Opt. Call	AA–	$1,215,940
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
870	4.700%, 4/01/22	10/16 at 100.00	A	873,367
1,970	4.900%, 4/01/32	4/17 at 100.00	A	2,004,436
500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA	616,500
19,835	Total Water and Sewer			23,037,226
$226,300	Total Long-Term Investments (cost $231,913,245)			253,297,034
	Floating Rate Obligations – (1.6)%			(2,755,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (45.5)% (6)			(79,000,000)
	Other Assets Less Liabilities – 1.3%			2,225,212
	Net Assets Applicable to Common Shares – 100%			$173,767,246

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 31.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

NUM
Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.2% (100.0% of Total Investments)
	Consumer Staples – 4.7% (3.1% of Total Investments)
$7,100	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$6,722,919
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B+	8,892,545
15,750	Total Consumer Staples			15,615,464
	Education and Civic Organizations – 20.4% (13.4% of Total Investments)
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,405,501
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	B	732,050
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	5/16 at 100.00	B–	914,770
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	596,210
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	1,007,404
	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001:
1,685	5.500%, 9/01/17 – AMBAC Insured	3/16 at 100.00	N/R	1,687,393
1,170	5.000%, 9/01/26 – AMBAC Insured	3/16 at 100.00	N/R	1,170,480
240	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	243,938
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	5,587,000
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA+	8,931,001
3,445	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/34	10/21 at 100.00	A1	3,972,602
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,642,360
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	6,831,532
9,600	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	11,361,408
5,000	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/35 – AGM Insured	No Opt. Call	AA	5,466,100
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	AA–	4,184,145
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A1	593,833
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	873,225
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,778,148
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	A1	1,702,320
850	5.000%, 11/15/45	5/25 at 100.00	A1	958,171
60,205	Total Education and Civic Organizations			67,639,591
	Health Care – 23.0% (15.1% of Total Investments)
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	4,515,960

Nuveen Investments	31

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA	$1,976,706
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	6,167,260
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,184,700
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A1	2,069,784
4,015	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	4,493,749
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding Series 2013, 5.000%, 8/15/31	8/23 at 100.00	A1	4,524,177
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	6,884,463
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	3,288,540
5,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016 MI, 5.000%, 12/01/45	6/26 at 100.00	AA	5,738,900
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A1	1,165,860
1,000	5.000%, 11/01/26	No Opt. Call	A1	1,157,930
3,750	5.000%, 11/01/42	11/22 at 100.00	A1	4,115,888
9,615	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	10,753,511
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
150	5.000%, 11/15/20	11/19 at 100.00	A–	169,025
7,300	5.750%, 11/15/39	11/19 at 100.00	A–	8,299,443
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2006A, 5.250%, 11/15/46	11/16 at 100.00	A–	2,059,180
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	1,094,610
4,880	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A1	5,483,217
67,780	Total Health Care			76,142,903
	Housing/Multifamily – 3.9% (2.5% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA	2,945,603
	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
1,395	3.375%, 11/01/16 (Alternative Minimum Tax)	5/16 at 100.00	AA	1,397,874
1,405	3.875%, 11/01/17 (Alternative Minimum Tax)	5/16 at 100.00	AA	1,408,091
2,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	5/16 at 100.00	AA	2,303,542
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,961,693
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,795,001
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 4.000%, 10/01/42	No Opt. Call	AA	1,014,010
12,325	Total Housing/Multifamily			12,825,814

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.9% (0.6% of Total Investments)
$2,495	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	$2,669,151
380	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	393,304
2,875	Total Housing/Single Family			3,062,455
	Tax Obligation/General – 35.1% (23.1% of Total Investments)
2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	2,738,967
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/24	No Opt. Call	Aa2	1,036,241
2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	2,374,262
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	1,049,010
500	4.000%, 5/01/33	5/21 at 100.00	AA–	523,040
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,275,638
7,740	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa1	8,043,097
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20	No Opt. Call	AA–	1,012,358
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
1,200	5.500%, 5/01/36	5/21 at 100.00	AA–	1,398,312
2,190	5.500%, 5/01/41	5/21 at 100.00	AA–	2,551,919
	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
2,615	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,936,514
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	1,138,560
1,645	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	1,892,293
4,850	5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA	5,407,459
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	7,259,017
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,375,970
100	0.000%, 12/01/27	No Opt. Call	AAA	76,842
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,123,923
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	657,059
500	5.000%, 10/01/30	10/21 at 100.00	AA	576,575
500	5.000%, 10/01/31	10/21 at 100.00	AA	576,575
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16	No Opt. Call	AA	1,004,240
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/34	1/25 at 100.00	AAA	1,211,899
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	4,118,127
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,200,500
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,212,709
2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured	5/16 at 100.00	Aa1	2,525,265

Nuveen Investments	33

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,160	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa1	$2,251,606
1,925	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	2,006,947
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	4,817,440
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa1	1,133,330
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	Aa2	2,934,600
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community Facility Series 2013I, 5.000%, 5/01/38 – BAM Insured	5/24 at 100.00	AA	3,368,962
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1, Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,581,350
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	1,994,984
6,820	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	7,121,511
5,785	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 – AGM Insured	5/17 at 100.00	Aa1	5,999,797
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured	5/18 at 100.00	Aa1	809,693
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,751,251
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	706,637
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	585,592
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	877,720
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	560,845
2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa1	2,256,954
625	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/20	No Opt. Call	Aa2	724,869
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	1,612,811
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	391,934
3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, School Building and Site Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa1	3,869,064
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/26	5/25 at 100.00	AA	673,184
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building & Site, Series 2008:
1,110	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa1	1,191,308
2,150	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa1	2,311,637
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/40	11/23 at 100.00	Aa1	1,811,936
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	2,008,797
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA	1,639,138
109,695	Total Tax Obligation/General			116,290,268

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 17.5% (11.5% of Total Investments)
$2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	$2,501,884
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
1,240	5.000%, 10/01/20	10/19 at 100.00	AA–	1,398,720
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,392,080
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,409,140
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,346,456
3,230	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	3,290,369
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	4,046,140
7,720	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	4,236,350
865	0.000%, 10/15/30 – NPFG Insured	10/16 at 50.02	Aa2	428,045
6,140	5.000%, 10/15/36 – NPFG Insured	10/16 at 100.00	Aa2	6,219,452
4,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	4,646,360
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,303,995
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	2,064,965
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,878,123
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,234,217
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,287,840
1,370	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	1,693,882
	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015:
1,065	5.000%, 11/15/19	No Opt. Call	AA+	1,229,393
1,950	5.000%, 11/15/29	11/24 at 100.00	AA+	2,365,545
59,390	Total Tax Obligation/Limited			57,972,956
	Transportation – 2.9% (1.9% of Total Investments)
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,199,390
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	4,434,120
8,500	Total Transportation			9,633,510
	U.S. Guaranteed – 14.8% (9.7% of Total Investments) (5)
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	Aa1 (5)	105,279
	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007:
860	5.000%, 9/01/24 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA (5)	917,276
2,000	5.000%, 9/01/27 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA (5)	2,133,200
1,190	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	1,285,260
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa1 (5)	1,664,075
1,185	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	AA (5)	1,194,847
230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	AAA	238,880
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	6,712,577
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	42,552

Nuveen Investments	35

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
$430	5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	$460,190
1,775	5.000%, 10/01/24 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	1,899,623
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
635	0.000%, 10/15/30 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 50.02	AA– (5)	316,725
1,900	5.000%, 10/15/36 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 100.00	AA– (5)	1,955,594
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (5)	4,645,400
3,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John's Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	5/16 at 100.00	Aaa	3,429,241
1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (5)	1,421,717
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 (Pre-refunded 8/01/17) – NPFG Insured (UB)	8/17 at 100.00	Aaa	4,604,609
5,620	5.000%, 8/01/30 (Pre-refunded 8/01/17) – NPFG Insured (UB)	8/17 at 100.00	Aaa	5,976,420
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (5)	4,280,604
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,781,400
1,535	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa1 (5)	1,616,278
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa1 (5)	2,293,905
45,220	Total U.S. Guaranteed			48,975,652
	Utilities – 13.7% (9.0% of Total Investments)
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	AA	3,154,470
6,020	5.000%, 7/01/39	No Opt. Call	AA	6,925,106
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
390	5.000%, 7/01/28	7/18 at 100.00	AA–	424,176
8,250	5.000%, 7/01/32	7/18 at 100.00	AA–	8,896,222
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
1,700	18.374%, 7/01/37 (IF) (4)	7/21 at 100.00	AA–	2,700,144
1,110	18.374%, 7/01/37 (IF) (4)	7/21 at 100.00	AA–	1,763,035
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	A2	2,131,268
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,863,544
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	2,013,686
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,261,038
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,465,100
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	326,221
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	Aa3	4,634,776
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015, 5.000%, 10/01/44 – BAM Insured	10/25 at 100.00	AA	2,893,185
39,210	Total Utilities			45,451,971

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 15.3% (10.1% of Total Investments)
$425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	$459,115
10,100	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA	10,178,981
190	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	191,493
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	Aa1	1,176,930
1,000	5.000%, 1/01/33	1/24 at 100.00	Aa1	1,173,050
1,000	5.000%, 1/01/34	1/24 at 100.00	Aa1	1,169,180
1,855	5.000%, 1/01/44	1/24 at 100.00	Aa1	2,120,729
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,863,859
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,702,050
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,374,806
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31	10/22 at 100.00	AAA	2,374,060
1,135	5.000%, 10/01/32	10/22 at 100.00	AAA	1,342,274
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013:
2,005	5.000%, 10/01/19	No Opt. Call	AAA	2,305,008
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,416,243
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,903,488
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AAA	2,367,800
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	5/16 at 100.00	AAA	582,407
170	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	5/16 at 100.00	AAA	173,645
	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010:
390	5.000%, 10/01/26	No Opt. Call	AAA	455,637
475	5.000%, 10/01/30	No Opt. Call	AAA	549,133
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	5/16 at 100.00	AAA	90,373
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
70	5.000%, 10/01/23	10/17 at 100.00	AAA	74,962
225	5.000%, 10/01/24	10/17 at 100.00	AAA	241,025
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	AA	8,447,826
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A	552,870
1,500	5.625%, 10/01/40	10/21 at 100.00	A	1,692,945
700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	AA–	759,941
46,135	Total Water and Sewer			50,739,830
$467,085	Total Long-Term Investments (cost $468,108,771)			504,350,414
	Floating Rate Obligations – (5.7)%			(18,890,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (48.0)% (6)			(159,000,000)
	Other Assets Less Liabilities – 1.5%			5,005,310
	Net Assets Applicable to Common Shares – 100%			$331,465,724

Nuveen Investments	37

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 31.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

NUO
Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.2% (100.0% of Total Investments)
	Consumer Staples – 4.8% (3.3% of Total Investments)
$400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	Aaa	$403,924
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
15,035	5.125%, 6/01/24	6/17 at 100.00	B–	13,870,539
1,085	5.875%, 6/01/47	6/17 at 100.00	B–	977,661
16,520	Total Consumer Staples			15,252,124
	Education and Civic Organizations – 7.5% (5.2% of Total Investments)
4,375	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA	5,153,356
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	No Opt. Call	AA	150,604
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,270,640
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	518,486
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,076,470
370	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	374,806
2,280	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured	12/16 at 100.00	A	2,345,801
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	143,327
590	5.000%, 11/01/32	5/22 at 100.00	AA	691,781
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2013, 5.000%, 12/01/43	12/22 at 100.00	A	5,574,800
2,250	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	2,316,465
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	1,049,370
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,150,350
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,019,490
21,505	Total Education and Civic Organizations			23,835,746
	Health Care – 30.3% (21.0% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38	5/23 at 100.00	A1	3,313,620
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	2,183,552
3,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	A	4,095,700
6,575	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	A3	6,620,170
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	2,601,720

Nuveen Investments	39

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2009:
$250	5.000%, 11/01/34	11/19 at 100.00	Aa2	$277,263
2,615	5.250%, 11/01/40	11/19 at 100.00	Aa2	2,907,514
2,470	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Series 2008A, 5.000%, 11/01/40	11/18 at 100.00	Aa2	2,649,791
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	278,693
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.394%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	5,508,339
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	3,814,369
300	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/29	8/18 at 100.00	A3	329,283
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA	96,915
40	5.125%, 11/15/40	11/18 at 100.00	AA	43,084
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	4,766,961
1,500	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A	1,514,670
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	898,982
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
3,700	5.000%, 5/01/30	5/16 at 100.00	A+	3,712,654
2,500	5.000%, 5/01/32	5/16 at 100.00	A+	2,505,875
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	6,315,073
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
3,000	5.000%, 1/01/25	1/18 at 100.00	Aa2	3,227,220
240	5.250%, 1/01/33	1/18 at 100.00	Aa2	258,535
1,100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38	1/22 at 100.00	Aa2	1,255,562
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
1,500	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,698,780
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,682,822
8,050	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	9,042,002
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105:
5,350	20.047%, 1/01/33 (IF)	1/19 at 100.00	Aa2	7,987,122
875	20.047%, 7/01/36 (IF)	1/18 at 100.00	Aa2	1,149,855
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,154,630
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,298,420
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
1,425	5.750%, 12/01/28	12/18 at 100.00	A–	1,590,343
1,385	5.750%, 12/01/35	12/18 at 100.00	A–	1,534,940
1,000	5.750%, 12/01/35 – AGC Insured	12/18 at 100.00	AA	1,108,260

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
$2,635	5.000%, 12/01/37	No Opt. Call	Baa2	$2,790,281
4,920	5.000%, 12/01/42	No Opt. Call	Baa2	5,186,074
85,735	Total Health Care			96,399,074
	Housing/Multifamily – 2.6% (1.8% of Total Investments)
1,265	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30	8/16 at 100.00	N/R	1,267,973
495	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	5/16 at 100.00	Aaa	496,346
1,600	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,684,368
1,165	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	A1	1,187,193
3,390	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	3,523,600
7,915	Total Housing/Multifamily			8,159,480
	Industrials – 2.0% (1.4% of Total Investments)
2,055	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/16 at 100.00	BBB+	2,063,446
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	4,421,105
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	7,824
7,150	Total Industrials			6,492,375
	Long-Term Care – 1.1% (0.8% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	983,569
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,469,550
3,115	Total Long-Term Care			3,453,119
	Tax Obligation/General – 21.8% (15.2% of Total Investments)
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
1,140	5.000%, 12/01/26	6/22 at 100.00	Aaa	1,369,573
2,545	5.000%, 12/01/28	6/22 at 100.00	Aaa	3,031,884
1,605	5.000%, 12/01/29	6/22 at 100.00	Aaa	1,906,660
2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	2,258,760
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	A2	1,263,713
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	3,199,399
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	4,196,065
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
725	5.000%, 12/01/26	12/25 at 100.00	Aaa	930,074
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,110,348
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,222,960
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	2,106,638

Nuveen Investments	41

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014:
$1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	$1,498,946
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,822,621
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	630,635
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,531,841
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	12/19 at 100.00	Aa1	1,512,112
6,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	AA–	6,883,141
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	1,986,682
2,620	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	AA	2,859,835
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	5,757,075
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	1,607,616
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	819,910
2,300	Northmor Local School District, Morrow County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	2,512,888
3,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	3,635,910
3,055	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2015B, 5.000%, 6/15/32	6/22 at 100.00	AA+	3,622,252
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	5,488,500
2,250	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	2,612,295
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/32	No Opt. Call	AA	1,944,165
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	5/16 at 100.00	Aaa	70,350
64,060	Total Tax Obligation/General			69,392,848
	Tax Obligation/Limited – 32.9% (22.8% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
1,315	5.000%, 10/01/27	10/23 at 100.00	AA	1,583,510
1,520	5.000%, 10/01/30	10/23 at 100.00	AA	1,801,930
1,600	5.000%, 10/01/31	10/23 at 100.00	AA	1,887,008
10,750	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA	12,404,210
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series 2014A-1, 5.000%, 11/15/38	11/23 at 100.00	AA	3,434,610
500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A, 5.000%, 12/01/36	12/19 at 100.00	BBB	511,115
6,750	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	Aa2	7,765,200

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2014:
$1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	$2,176,076
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,690,345
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,190,260
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,119,910
300	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	324,921
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,219,750
10,350	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aaa	12,071,825
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27	12/21 at 100.00	AAA	1,217,868
1,090	5.250%, 12/01/28	12/21 at 100.00	AAA	1,314,333
760	5.250%, 12/01/30	12/21 at 100.00	AAA	902,842
600	5.000%, 12/01/31	12/21 at 100.00	AAA	699,954
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34	12/25 at 100.00	AAA	1,199,860
7,250	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,464,165
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	3,805,124
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	5,631,750
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	23,501,951
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	1,164,510
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured	No Opt. Call	AA	2,099,260
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,992,539
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,443,120
	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of Participation, Series 2012:
765	5.000%, 12/01/24	No Opt. Call	Aa3	890,269
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	934,565
93,570	Total Tax Obligation/Limited			104,442,780
	Transportation – 10.0% (6.9% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30	1/22 at 100.00	A–	2,396,949
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	1,689,480
	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	978,190
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	567,235
	Ohio State Treasurer, Tax-Exempt Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	2,823,975
3,000	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,355,620
4,250	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A–	4,615,373
3,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	3,887,712
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,382,531

Nuveen Investments	43

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
$5,000	0.000%, 2/15/37	No Opt. Call	A+	$2,236,600
11,260	0.000%, 2/15/38	No Opt. Call	A+	4,816,015
5,000	0.000%, 2/15/40	No Opt. Call	A+	1,928,850
41,620	Total Transportation			31,678,530
	U.S. Guaranteed – 16.3% (11.3% of Total Investments) (6)
4,705	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (6)	5,129,673
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (6)	137,843
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	135,093
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	300,889
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	196,499
	Cincinnati City School District, Ohio, Certificates of Participation, School Improvement Project, Series 2006:
95	5.000%, 12/15/32 (Pre-refunded 12/15/16) – AGM Insured	12/16 at 100.00	AA (6)	98,485
30	5.000%, 12/15/32 (Pre-refunded 12/15/16) – AGM Insured	12/16 at 100.00	AA (6)	31,100
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2012A:
1,960	5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2 (6)	2,326,853
875	5.000%, 12/01/32 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2 (6)	1,038,774
	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007:
3,355	5.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	3,614,107
1,840	5.000%, 12/01/28 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	1,982,103
12,750	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (6)	13,469,610
3,000	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A, 5.000%, 12/01/25 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	Aa1 (6)	3,105,180
1,565	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (6)	1,768,168
	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007:
1,010	5.000%, 12/01/25 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (6)	1,088,002
775	5.000%, 12/01/30 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (6)	834,853
1,195	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 (Pre-refunded 12/01/16) – SYNCORA GTY Insured	12/16 at 100.00	N/R (6)	1,238,689
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (6)	1,056,440
1,500	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa3 (6)	1,686,360
2,780	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (6)	2,824,369
95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, 5.250%, 1/15/46 (Pre-refunded 1/15/17) – BHAC Insured	1/17 at 100.00	AA+ (6)	99,013
140	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	A2 (6)	144,908
3,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (6)	3,401,610
1,220	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	1,338,523
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (6)	548,575

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$2,300	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (6)	$2,377,947
700	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 (Pre-refunded 6/01/17) – AGC Insured	6/17 at 100.00	AA (6)	741,692
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
685	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	780,722
315	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa3 (6)	359,018
48,030	Total U.S. Guaranteed			51,855,098
	Utilities – 4.1% (2.8% of Total Investments)
	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA	53,408
295	5.250%, 2/15/43	2/18 at 100.00	A1	316,470
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,681,695
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	1,345,780
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	AA–	3,807,626
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	1,096,270
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	1,692,000
2,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,270,106
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	AA–	645,402
17,370	Total Utilities			12,908,757
	Water and Sewer – 10.8% (7.5% of Total Investments)
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37 Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:	12/21 at 100.00	AAA	9,580,570
2,500	5.000%, 1/01/25	1/22 at 100.00	Aa2	2,990,450
1,975	5.000%, 1/01/26	1/22 at 100.00	Aa2	2,349,065
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	Aa1	2,359,623
865	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	970,746
1,275	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/31	12/24 at 100.00	AA+	1,531,989
1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	5/16 at 100.00	A1	1,225,246
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	2,200,163
475	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	492,542
225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 – SYNCORA GTY Insured	12/17 at 100.00	A–	239,105
865	Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	920,161
3,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/44	11/24 at 100.00	AA+	3,464,280
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	2,339,480

Nuveen Investments	45

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
$820	5.000%, 11/15/25	11/23 at 100.00	Aa3	$987,977
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	721,807
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,273,563
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	818,217
29,805	Total Water and Sewer			34,464,984
$436,395	Total Long-Term Investments (cost $419,167,294)			458,334,915
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (46.6)% (7)			(148,000,000)
	Other Assets Less Liabilities – 2.4%			7,521,066
	Net Assets Applicable to Common Shares – 100%			$317,855,981

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 32.3%.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

46	Nuveen Investments

NTX
Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 142.9% (100.0% of Total Investments)
	Consumer Discretionary – 3.6% (2.5% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
$1,450	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	$1,491,311
1,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,024,630
1,000	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,009,150
2,200	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	5/16 at 100.00	A3	2,208,338
5,650	Total Consumer Discretionary			5,733,429
	Education and Civic Organizations – 12.5% (8.8% of Total Investments)
2,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2015A, 5.000%, 7/01/28	7/24 at 100.00	AAA	3,082,000
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/22	No Opt. Call	AAA	2,463,160
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
2,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,965,700
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	981,470
1,000	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28	8/23 at 100.00	BBB–	1,110,870
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	1,093,970
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 5.000%, 11/15/26	11/22 at 100.00	A–	1,154,880
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/38	6/23 at 100.00	Baa3	3,238,080
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AA	2,299,600
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue Financing System Bonds, Series 2013, 5.000%, 2/15/36	2/21 at 100.00	AA	2,282,660
200	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	5/16 at 102.00	BBB–	204,516
17,700	Total Education and Civic Organizations			19,876,906
	Energy – 1.3% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,109,540
	Health Care – 11.4% (8.0% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35	12/22 at 100.00	A+	1,120,460
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,145,750
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BB–	1,350,932
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39	8/19 at 100.00	Aa2	2,267,520

Nuveen Investments	47

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	$1,024,821
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	581,234
1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.250%, 8/15/40	8/20 at 100.00	AA–	1,294,501
1,590	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	1,792,566
2,510	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/42	11/17 at 100.00	AA	2,645,992
1,720	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa3	1,765,511
700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	718,347
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,313,765
16,675	Total Health Care			18,021,399
	Housing/Multifamily – 2.1% (1.5% of Total Investments)
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	3,285,780
	Long-Term Care – 0.9% (0.6% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
815	5.000%, 7/01/27	7/17 at 100.00	BBB	839,238
600	5.000%, 7/01/37	7/17 at 100.00	BBB	613,584
1,415	Total Long-Term Care			1,452,822
	Tax Obligation/General – 25.5% (17.8% of Total Investments)
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/38	2/18 at 100.00	AAA	429,928
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012, 5.000%, 2/15/32 – AGM Insured	2/22 at 100.00	AA	1,825,772
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,705,365
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	AA–	1,109,160
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	2,089,850
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 0.000%, 8/01/45	8/21 at 100.00	A	632,902
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation Bonds, School Building Series 2014, 5.000%, 2/15/39	2/24 at 100.00	Aaa	1,562,762
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/34	8/24 at 100.00	AA–	3,111,587
40	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36	8/17 at 33.01	AAA	12,944
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34	8/19 at 100.00	AAA	408,431
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2013A, 5.000%, 2/15/43	No Opt. Call	AAA	1,556,942
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,961,978

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
$1,000	5.750%, 12/01/33	12/25 at 100.00	Baa2	$1,137,970
1,000	6.125%, 12/01/38	12/25 at 100.00	Baa2	1,139,380
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34	2/18 at 100.00	Aaa	2,166,240
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	752,699
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/15/40	2/25 at 100.00	AAA	4,648,360
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	221,459
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	No Opt. Call	AAA	2,291,680
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	AAA	2,305,520
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014, 5.000%, 10/01/34	4/24 at 100.00	AAA	2,368,900
910	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30	4/18 at 100.00	AAA	986,840
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	3,149,570
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	5/16 at 76.96	AAA	31,772
45	0.000%, 8/15/24	5/16 at 63.63	AAA	28,488
9,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/45	8/25 at 44.15	Aaa	2,802,960
45,720	Total Tax Obligation/General			40,439,459
	Tax Obligation/Limited – 22.4% (15.7% of Total Investments)
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2015:
1,060	5.000%, 8/15/34 – AGM Insured	8/24 at 100.00	AA	1,213,106
1,160	5.000%, 8/15/35 – AGM Insured	8/24 at 100.00	AA	1,317,366
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA	1,117,330
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/36	12/24 at 100.00	AA+	1,387,440
4,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/41	12/25 at 100.00	AA+	4,694,280
3,315	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AA+	3,423,367
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.500%, 9/01/36	No Opt. Call	N/R	530,735
2,500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligations Series 2015B, 5.000%, 11/01/25	No Opt. Call	AA+	3,164,450
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2011A, 5.000%, 11/01/41	11/21 at 100.00	AA+	1,610,871

Nuveen Investments	49

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$300	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	$216,219
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	100,525
260	0.000%, 11/15/33	11/31 at 88.44	AA–	116,134
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	859,023
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	416,360
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	1,410,855
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	685,413
400	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/34	11/24 at 100.00	A3	452,068
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	1,004,514
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	403,130
210	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.000%, 9/01/30	9/16 at 100.00	A2	212,688
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	1,174,649
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	782,731
250	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014, 7.150%, 9/01/37	3/18 at 103.00	N/R	262,065
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/31	9/21 at 100.00	AA+	3,506,190
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,366,640
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29	9/19 at 100.00	BBB	1,102,330
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38	8/24 at 100.00	AAA	2,030,939
42,195	Total Tax Obligation/Limited			35,561,418
	Transportation – 17.4% (12.2% of Total Investments)
3,000	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/39 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,342,360
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	BBB+	1,296,919
2,205	0.000%, 1/01/37	No Opt. Call	BBB+	927,930
2,160	0.000%, 1/01/38	No Opt. Call	BBB+	877,651
1,000	0.000%, 1/01/40	No Opt. Call	BBB+	368,110
665	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB	715,533
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	1,130,510
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	1,327,086
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	1,839,739
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C, 5.000%, 8/15/31	No Opt. Call	AA	1,379,710
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,239,060

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/35 (Alternative Minimum Tax)	11/25 at 100.00	A1	$2,002,350
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	3,322,440
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
100	6.100%, 1/01/28	1/19 at 100.00	A1	114,481
2,000	6.250%, 1/01/39	1/19 at 100.00	A1	2,261,220
200	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	A1	215,698
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008B:
35	5.750%, 1/01/40	1/18 at 100.00	AA–	37,914
40	5.750%, 1/01/40	1/18 at 100.00	A1	43,140
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	1,221,000
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,876,100
31,100	Total Transportation			27,538,951
	U.S. Guaranteed – 13.8% (9.6% of Total Investments) (4)
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	A+ (4)	3,005,300
4,670	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa2 (4)	4,833,123
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29 (Pre-refunded 3/01/18)	3/18 at 100.00	AA+ (4)	1,094,250
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39 (Pre-refunded 8/15/18)	8/18 at 22.64	AA (4)	1,879,435
1,290	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.000%, 9/01/30 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	1,320,560
960	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36 (Pre-refunded 8/15/17)	8/17 at 33.01	N/R (4)	313,709
25	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R (4)	30,558
1,000	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 5.500%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	1,048,450
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32 (Pre-refunded 3/01/19)	3/19 at 100.00	AA+ (4)	1,699,050
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,240,370
195	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (4)	213,016
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008B:
285	5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	A1 (4)	311,331
190	5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	AA– (4)	207,554
950	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	1,037,771
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)	12/17 at 100.00	Aaa	2,861,300
95	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	112,791
410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	474,017

Nuveen Investments	51

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$90	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	$98,149
60	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	5/16 at 100.00	AAA	60,264
27,220	Total U.S. Guaranteed			21,840,998
	Utilities – 17.2% (12.0% of Total Investments)
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/40	No Opt. Call	AA–	2,264,800
3,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/38	11/25 at 100.00	AA–	3,496,590
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	5/16 at 100.00	C	64,000
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A+	2,364,980
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,100,480
3,000	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A	3,316,380
1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/36	5/22 at 100.00	A	1,296,062
1,975	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A	2,288,788
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	Baa1	1,706,790
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	BBB+	1,158,240
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
530	5.625%, 12/15/17	No Opt. Call	BBB+	555,281
3,000	6.250%, 12/15/26	No Opt. Call	BBB+	3,660,540
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	BBB+	1,140,080
	Texas Municipal Power Agency, Revenue Bonds, Transmission Refunding Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	720,262
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,126,330
26,355	Total Utilities			27,259,603
	Water and Sewer – 14.8% (10.4% of Total Investments)
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	AA	1,783,908
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31	2/21 at 100.00	AA	2,845,725
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series 2013, 5.000%, 7/15/43	7/23 at 100.00	A+	2,222,340
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/42	11/22 at 100.00	AA	2,312,440
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40	3/20 at 100.00	AA–	4,608,000
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	790,173

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Senior Lien Refunding Series 2013, 5.000%, 12/15/33	12/22 at 100.00	AA–	$4,543,838
1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana Project, Refunding Series 2015, 5.000%, 7/15/26	7/25 at 100.00	AA–	1,233,380
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B, 5.000%, 5/15/34	5/25 at 100.00	AA	3,139,250
20,285	Total Water and Sewer			23,479,054
$239,315	Total Long-Term Investments (cost $208,462,845)			226,599,359
	Institutional MuniFund Term Preferred Shares, at Liquidation Preference – (45.4)% (6)			(72,000,000)
	Other Assets Less Liabilities – 2.5%			3,971,517
	Net Assets Applicable to Common Shares – 100%			$158,570,876

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)	Institutional MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 31.8%.
(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of
	Assets and Liabilities	February 29, 2016

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Assets
Long-term investments, at value (cost $231,913,245, $468,108,771, $419,167,294 and $208,462,845, respectively)	$253,297,034		$504,350,414		$458,334,915		$226,599,359
Cash	723,153		222,658		3,414,508		1,867,828
Receivable for interest	2,427,778		6,256,099		5,182,021		2,323,596
Deferred offering costs	39,007		61,461		269,868		451,990
Other assets	1,157		42,522		133,341		2,145
Total assets	256,488,129		510,933,154		467,334,653		231,244,918
Liabilities
Floating rate obligations	2,755,000		18,890,000		—		—
Payable for dividends	748,024		1,208,212		1,122,556		514,283
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference	—		—		—		72,000,000
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	79,000,000		159,000,000		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	—		—		148,000,000		—
Accrued expenses:
Management fees	127,945		236,505		232,903		111,593
Trustees fees	1,080		42,999		12,830		986
Other	88,834		89,714		110,383		47,180
Total liabilities	82,720,883		179,467,430		149,478,672		72,674,042
Net assets applicable to common shares	$173,767,246		$331,465,724		$317,855,981		$158,570,876
Common shares outstanding	11,572,963		20,810,887		18,521,955		10,027,210
Net asset value ("NAV") per common share outstanding	$15.01		$15.93		$17.16		$15.81
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,730		$208,109		$185,220		$100,272
Paid-in surplus	157,165,347		295,177,163		281,326,215		141,518,858
Undistributed (Over-distribution of) net investment income	1,020,363		279,165		96,460		435,913
Accumulated net realized gain (loss)	(5,917,983)		(440,356)		(2,919,535)		(1,620,681)
Net unrealized appreciation (depreciation)	21,383,789		36,241,643		39,167,621		18,136,514
Net assets applicable to common shares	$173,767,246		$331,465,724		$317,855,981		$158,570,876
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
	Operations	Year Ended February 29, 2016

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Investment Income	$11,318,436		$20,677,675		$19,901,865		$9,361,942
Expenses
Management fees	1,594,515		2,941,443		2,890,107		1,386,863
Interest expense and amortization of offering costs	838,702		1,697,999		190,165		1,188,832
Liquidity fees	—		—		1,379,253		—
Remarketing fees	—		—		150,467		—
Custodian fees	37,483		59,209		58,477		35,058
Trustees fees	6,881		13,372		12,673		6,463
Professional fees	37,857		41,417		49,468		38,825
Shareholder reporting expenses	20,168		41,710		41,954		23,480
Shareholder servicing agent fees	18,927		37,789		15,552		11,976
Stock exchange listing fees	7,823		6,563		7,819		20,301
Investor relations expenses	8,689		16,047		15,770		10,228
Other	4,479		82,913		102,997		33,603
Total expenses	2,575,524		4,938,462		4,914,702		2,755,629
Net investment income (loss)	8,742,912		15,739,213		14,987,163		6,606,313
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	403,719		1,050,322		476,198		388,027
Swaps	—		45,681		20,171		53,624
Change in net unrealized appreciation (depreciation) of:
Investments	69,115		2,143,164		2,727,310		531,074
Swaps	—		(187,352)		(197,460)		(94,558)
Net realized and unrealized gain (loss)	472,834		3,051,815		3,026,219		878,167
Net increase (decrease) in net assets applicable to common shares from operations	$9,215,746		$18,791,028		$18,013,382		$7,484,480

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Changes in Net Assets

	Arizona Premium Income (NAZ)		Michigan Quality Income (NUM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/16	2/28/15	2/29/16	2/28/15
Operations
Net investment income (loss)	$8,742,912	$9,114,999	$15,739,213	$16,591,557
Net realized gain (loss) from:
Investments	403,719	(22,618)	1,050,322	2,427,886
Swaps	—	—	45,681	(110,570)
Change in net unrealized appreciation (depreciation) of:
Investments	69,115	10,106,125	2,143,164	15,834,489
Swaps	—	—	(187,352)	187,352
Net increase (decrease) in net assets applicable to common shares from operations	9,215,746	19,198,506	18,791,028	34,930,714
Distributions to Common Shareholders
From net investment income	(9,230,917)	(9,185,193)	(16,161,393)	(17,879,214)
From accumulated net realized gains	—	—	(97,893)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(9,230,917)	(9,185,193)	(16,259,286)	(17,879,214)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	134,274	—	—	—
Cost of shares repurchased and retired	—	—	(297,904)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	134,274	—	(297,904)	—
Net increase (decrease) in net assets applicable to common shares	119,103	10,013,313	2,233,838	17,051,500
Net assets applicable to common shares at the beginning of period	173,648,143	163,634,830	329,231,886	312,180,386
Net assets applicable to common shares at the end of period	$173,767,246	$173,648,143	$331,465,724	$329,231,886
Undistributed (Over-distribution of) net investment income at the end of period	$1,020,363	$1,493,133	$279,165	$731,592

See accompanying notes to financial statements.

56	Nuveen Investments

	Ohio Quality Income (NUO)		Texas Quality Income (NTX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/16	2/28/15	2/29/16	2/28/15
Operations
Net investment income (loss)	$14,987,163	$15,719,120	$6,606,313	$6,249,696
Net realized gain (loss) from:
Investments	476,198	1,769,803	388,027	12,259
Swaps	20,171	(102,819)	53,624	(50,337)
Change in net unrealized appreciation (depreciation) of:
Investments	2,727,310	18,054,694	531,074	9,536,154
Swaps	(197,460)	197,460	(94,558)	94,558
Net increase (decrease) in net assets applicable to common shares from operations	18,013,382	35,638,258	7,484,480	15,842,330
Distributions to Common Shareholders
From net investment income	(15,299,135)	(17,164,296)	(6,557,796)	(6,778,394)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(15,299,135)	(17,164,296)	(6,557,796)	(6,778,394)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	2,714,247	18,473,962	926,684	9,063,936
Net assets applicable to common shares at the beginning of period	315,141,734	296,667,772	157,644,192	148,580,256
Net assets applicable to common shares at the end of period	$317,855,981	$315,141,734	$158,570,876	$157,644,192
Undistributed (Over-distribution of) net investment income at the end of period	$96,460	$495,988	$435,913	$80,176

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
	Cash Flows	Year Ended February 29, 2016

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ )	(NUM )	(NUO )	(NTX )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$9,215,746	$18,791,028	$18,013,382	$7,484,480
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,355,152)	(78,225,924)	(46,201,180)	(30,197,552)
Proceeds from sales and maturities of investments	23,082,266	57,221,958	45,272,567	31,358,000
Proceeds from (Payments for) swap contracts, net	—	45,681	20,171	53,624
Premiums received (paid) for credit default swaps	—	904,298	884,666	419,803
Taxes paid	—	(144)	(56)	—
Amortization (Accretion) of premiums and discounts, net	1,061,947	1,511,204	1,051,101	384,514
Amortization of deferred offering costs	47,869	73,756	11,075	301,901
(Increase) Decrease in:
Receivable for interest	85,938	(181,559)	(31,855)	141,027
Receivable for investments sold	—	—	—	4,529,313
Other assets	—	(11,023)	(3,551)	(1,176)
Increase (Decrease) in:
Payable for interest	(58,785)	(118,313)	—	(135,930)
Payable for investments purchased	—	(2,796,832)	—	(5,578,330)
Accrued management fees	4,314	8,985	11,886	2,897
Accrued Trustees fees	(1,378)	8,293	2,073	(1,239)
Accrued other expenses	(89,775)	(56,616)	(32,334)	(34,368)
Net realized (gain) loss from:
Investments	(403,719)	(1,050,322)	(476,198)	(388,027)
Swaps	—	(45,681)	(20,171)	(53,624)
Change in net unrealized appreciation (depreciation) of:
Investments	(69,115)	(2,143,164)	(2,727,310)	(531,074)
Swaps	—	187,352	197,460	94,558
Net cash provided by (used in) operating activities	8,520,156	(5,877,023)	15,971,726	7,848,797
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	—	—	(530,000)
Increase (Decrease) in:
Floating rate obligations	—	12,265,000	—	(3,960,000)
Payable for offering costs	(825)	—	(1,201)	—
iMTP Shares, at liquidation preference	—	—	—	72,000,000
MTP Shares, at liquidation preference	—	—	—	(70,920,000)
Cash distributions paid to common shareholders	(9,096,403)	(16,360,582)	(15,432,711)	(6,555,703)
Cost of common shares repurchased and retired	—	(297,904)	—	—
Net cash provided by (used in) financing activities	(9,097,228)	(4,393,486)	(15,433,912)	(9,965,703)
Net Increase (Decrease) in Cash	(577,072)	(10,270,509)	537,814	(2,116,906)
Cash at the beginning of period	1,300,225	10,493,167	2,876,694	3,984,734
Cash at the end of period	$723,153	$222,658	$3,414,508	$1,867,828

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
Supplemental Disclosures of Cash Flow Information	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Cash paid for interest (excluding amortization of offering costs)	$850,443		$1,742,556		$180,291		$959,283
Non-cash financing activities not included herein consists of reinvestments of common share distributions	134,274		—		—		—

See accompanying notes to financial statements.

58	Nuveen Investments

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Nuveen Investments	59

Financial
Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains		Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2016	$15.02	$0.76	$0.03	$—	$—		$0.79	$(0.80)	$—		$(0.80)	$—		$15.01	$15.74
2015	14.15	0.79	0.87	—	—		1.66	(0.79)	—		(0.79)	—		15.02	14.37
2014	15.47	0.55	(1.10)	—	—		(0.55)	(0.77)	—		(0.77)	—		14.15	12.79
2013	14.82	0.75	0.67	—	—		1.42	(0.77)	—		(0.77)	—		15.47	15.70
2012	13.25	0.80	1.54	(0.01)	—		2.33	(0.76)	—		(0.76)	—		14.82	14.61

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2016	15.80	0.76	0.15	—	—		0.91	(0.78)	—	*	(0.78)	—	*	15.93	14.01
2015	14.98	0.80	0.88	—	—		1.68	(0.86)	—		(0.86)	—		15.80	13.85
2014	16.35	0.80	(1.28)	—	—		(0.48)	(0.89)	—		(0.89)	—	*	14.98	13.45
2013	15.95	0.74	0.55	—	—		1.29	(0.89)	—		(0.89)	—		16.35	15.62
2012	14.18	0.89	1.75	(0.01)	—		2.63	(0.86)	—		(0.86)	—	*	15.95	15.40

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

60	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based				Net
Based	on	Ending			Investment		Portfolio
on	Share	Net			Income		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	(Loss	)	Rate	(e)

5.45%	15.59%	$173,767	1.51%		5.12%		9%
12.01	18.94	173,648	1.56		5.37		13
(3.40)	(13.52)	163,635	2.47		4.93		14
9.77	13.02	69,236	1.80		4.94		10
18.08	25.48	66,268	1.52		5.73		7

5.97	7.15	331,466	1.52		4.85		12
11.45	9.48	329,232	1.57		5.14		15
(2.76)	(8.00)	312,180	1.95		5.32		15
8.27	7.30	341,057	1.84		5.09		12
19.11	28.44	184,270	1.56		5.97		14

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2016	0.49%
2015	0.50
2014	1.32
2013	0.57
2012	0.35

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2016	0.52%
2015	0.53
2014	0.84
2013	0.70
2012	0.46

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accum- ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Shelf Offering Costs		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2016	$17.01	$0.81	$0.17	$—		$—		$0.98	$(0.83)	$—	$(0.83)	$—		$—		$17.16	$15.44
2015	16.02	0.85	1.07	—		—		1.92	(0.93)	—	(0.93)	—		—		17.01	15.40
2014	17.64	0.76	(1.39)	—		—		(0.63)	(0.99)	—	(0.99)	—		—		16.02	14.75
2013	17.17	0.89	0.54	—		—		1.43	(0.96)	—	(0.96)	—		—		17.64	17.79
2012	15.44	0.99	1.68	(0.01)		—		2.66	(0.93)	—	(0.93)	—		—		17.17	16.88

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2016	15.72	0.66	0.08	—		—		0.74	(0.65)	—	(0.65)	—		—		15.81	14.66
2015	14.82	0.62	0.96	—		—		1.58	(0.68)	—	(0.68)	—		—		15.72	14.35
2014	15.87	0.66	(1.01)	—		—		(0.35)	(0.70)	—	(0.70)	—	*	—	*	14.82	13.54
2013	15.46	0.68	0.47	—		—		1.15	(0.77)	—	(0.77)	(0.01)		0.04		15.87	16.00
2012	14.12	0.75	1.48	—		—		2.23	(0.86)	(.03)	(0.89)	—		—		15.46	16.31

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

62	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based				Net
Based	on	Ending			Investment		Portfolio
on	Share	Net			Income		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	(Loss	)	Rate	(e)

5.95%	5.96%	$317,856	1.58%		4.83%		10%
12.23	10.79	315,142	1.62		5.10		15
(3.38)	(11.39)	296,668	2.15		5.45		13
8.53	11.27	172,898	1.76		5.14		13
17.73	20.55	167,709	1.50		6.10		10

4.89	7.02	158,571	1.78		4.26		14
10.81	11.07	157,644	2.33		4.05		12
(2.11)	(11.03)	148,580	2.49		4.46		13
7.80	2.97	158,920	2.38		4.33		12
16.23	13.81	148,222	2.48		5.10		9

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2016	0.55%
2015	0.57
2014	1.05
2013	0.61
2012	0.40

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2016	0.77%
2015	1.26
2014	1.31
2013	1.27
2012	1.37

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		MTP and VMTP Shares at the End of Period
					Asset
	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	Preference
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2016	$—	$—	$79,000	$319,959	$—
2015	—	—	79,000	319,808	—
2014	—	—	79,000	307,133	—
2013	—	—	28,000	347,271	—
2012	—	—	28,000	336,672	—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2016	—	—	159,000	308,469	—
2015	—	—	159,000	307,064	—
2014	—	—	159,000	296,340	—
2013	16,313	31.57	141,800	315,704	3.16
2012	—	—	87,900	309,636	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013
Arizona Premium Income (NAZ)
Series 2015 (NAZ PRC)
Ending Market Value per Share	$—		$—
Average Market Value per Share	10.02	Δ	—
Series 2016 (NAZ PRD)
Ending Market Value per Share	—		—
Average Market Value per Share	10.11	Δ	—

Michigan Quality Income (NUM)
Series 2015 (NUM PRC)
Ending Market Value per Share	—		10.08
Average Market Value per Share	10.02	ΔΔΔ	10.06	ΔΔ

Δ	For the period April 8, 2013 (effective date of the reorganizations) through December 20, 2013.
ΔΔ	For the period January 7, 2013 (effective date of the reorganizations) through February 28, 2013.
ΔΔΔ	For the period March 1, 2013 through December 20, 2013.
See accompanying notes to financial statements.

64	Nuveen Investments

	iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $5,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share	(000)	Share
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2016	$—	$—	$—	$—	$—	$—	$148,000	$314,768
2015	—	—	—	—	—	—	148,000	312,934
2014	—	—	—	—	—	—	148,000	300,451
2013	—	—	—	—	73,500	335,236	—	—
2012	—	—	—	—	73,500	328,176	—	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2016	72,000	16,012	—	—	—	—	—	—
2015	—	—	70,920	32.23	—	—	—	—
2014	—	—	70,920	30.95	—	—	—	—
2013	—	—	70,920	32.41	—	—	—	—
2012	—	—	70,920	30.90	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2016		2015	2014		2013	2012
Ohio Quality Income (NUO)
Series 2014 (NUO PRACL)
Ending Market Value per Share	$—		$—	$—		$—	$—
Average Market Value per Share	—		—	10.01	Ω	—	—
Series 2015 (NUO PRCCL)
Ending Market Value per Share	—		—	—		—	—
Average Market Value per Share	—		—	10.03	Ω	—	—
Series 2016 (NUO PRDCL)
Ending Market Value per Share	—		—	—		—	—
Average Market Value per Share	—		—	10.06	Ω	—	—

Texas Quality Income (NTX)
Series 2015 (NTX PRCCL)
Ending Market Value per Share	—		10.02	10.03		10.04	10.05
Average Market Value per Share	10.01	ΩΩ	10.04	10.04		10.06	9.97

Ω	For the period April 8, 2013 (effective date of the reorganization) through October 7, 2013.
ΩΩ	For the period March 1, 2015 through April 20, 2015.

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Arizona Premium Income Municipal Fund (NAZ) ("Arizona Premium Income (NAZ)")
•	Nuveen Michigan Quality Income Municipal Fund (NUM) ("Michigan Quality Income (NUM)")
•	Nuveen Ohio Quality Income Municipal Fund (NUO) ("Ohio Quality Income (NUO)")
•	Nuveen Texas Quality Income Municipal Fund (NTX) ("Texas Quality Income (NTX)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Arizona Premium Income (NAZ), Michigan Quality Income (NUM) and Ohio Quality Income (NUO) were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). Texas Quality Income (NTX) was organized as a Massachusetts business trust on July 26, 1991.
The end of the reporting period for the Funds is February 29, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2016 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

66	Nuveen Investments

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	67

Notes to Financial Statements (continued)
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$253,297,034	$—	$253,297,034
Michigan Quality Income (NUM)
Long-Term Investments*:
Municipal Bonds	$—	$504,350,414	$—	$504,350,414
Ohio Quality Income (NUO)
Long-Term Investments*:
Municipal Bonds	$—	$458,334,915	$—	$458,334,915
Texas Quality Income (NTX)
Long-Term Investments*:
Municipal Bonds	$—	$226,599,359	$—	$226,599,359

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

68	Nuveen Investments

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Nuveen Investments	69

Notes to Financial Statements (continued)
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
Floating Rate Obligations Outstanding	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Floating rate obligations: self-deposited Inverse Floaters	$2,755,000		$18,890,000		$—		$—
Floating rate obligations: externally-deposited Inverse Floaters	14,215,000		8,430,000		23,155,000		—
Total	$16,970,000		$27,320,000		$23,155,000		$—
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
Self-Deposited Inverse Floaters	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Average floating rate obligations outstanding	$2,755,000		$9,171,831		$—		$618,525
Average annual interest rate and fees	0.53%		0.65%		—%		0.27%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

70	Nuveen Investments

As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
Floating Rate Obligations – Recourse Trusts	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$2,755,000		$12,265,000		$—		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	7,500,000		8,430,000		4,480,000		—
Total	$10,255,000		$20,695,000		$4,480,000		$—
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swaps premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable.
Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations.
For over-the-counter ("OTC") swaps not cleared through a clearing house ("OTC Uncleared"), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of "Unrealized appreciation or depreciation on credit default swaps (, net)" on the Statement of Assets and Liabilities.
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC

Nuveen Investments	71

Notes to Financial Statements (continued)
Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on credit default swaps (, net)" as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.
During the current fiscal period, Michigan Quality Income (NUM), Ohio Quality Income (NUO) and Texas Quality Income (NTX) invested in credit default swaps to manage credit risk by purchasing credit protection.
The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Michigan		Ohio		Texas
	Quality		Quality		Quality
	Income		Income		Income
	(NUM	)	(NUO	)	(NTX	)
Average notional amount of credit default swap contracts outstanding*	$1,380,000		$1,540,000		$552,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

				Change in Net
				Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Michigan Quality Income (NUM)	Credit	Swaps	$45,681	$(187,352)
Ohio Quality Income (NUO)	Credit	Swaps	20,171	(197,460)
Texas Quality Income (NTX)	Credit	Swaps	53,624	(94,558)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

72	Nuveen Investments

4. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds' during the Funds' current and prior fiscal period, where applicable, were as follows:

	Arizona Premium		Michigan Quality
	Income (NAZ)		Income (NUM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/16	2/28/15	2/29/16	2/28/15
Common shares:
Issued to shareholders due to reinvestment of distributions	9,077	—	—	—
Repurchased and retired	—	—	(22,500)	—
Total	9,077	—	(22,500)	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$13.22	$—
Discount per share repurchased and retired	—	—	14.99%	—
Preferred Shares
Institutional MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Texas Quality Income (NTX)	2018	14,400	$72,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem a certain amount of iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
Texas Quality Income (NTX)	2018	November 1, 2018	May 1, 2016
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

	Texas
	Quality
	Income
	(NTX	)*
Average liquidation preference of iMTP Shares outstanding	$72,000,000
Annualized dividend rate	0.94%

*	For the period April 10, 2015 (first issuance of shares) through February 29, 2016.

Nuveen Investments	73

Notes to Financial Statements (continued)
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers." iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Offering costs of $530,000 were incurred in connection with the Fund's offering of iMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
MuniFund Term Preferred Shares
During the current fiscal period, Texas Quality Income (NTX) had issued and had outstanding MuniFund Term Preferred ("MTP") Shares, with a $10 liquidation preference. The Fund's MTP Shares were issued in one or more Series and traded on the NYSE.
On April 20, 2015, Texas Quality Income (NTX) redeemed all of its outstanding Series 2015 MTP Shares. The Fund's MTP Shares were redeemed at their $10.00 liquidation preference, plus dividend amounts owed, using proceeds from its issuance of iMTP Shares (as described above in Institutional MuniFund Term Preferred Shares).
The average liquidation preference of MTP Shares outstanding for the Fund during the current fiscal period, were as follows:

	Texas
	Quality
	Income
	(NTX	)*
Average liquidation preference of MTP Shares outstanding	$70,920,000

*	For the period March 1, 2015 through April 20, 2015.
For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as "MuniFund Term Preferred ("MTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offering of MTP Shares were recorded as a deferred charge, which were amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
In conjunction with Texas Quality Income's (NTX) redemption of MTP Shares, the remaining deferred offering costs of $191,443, were fully expensed during the current fiscal period, as the redemptions were deemed on extinguishment of debt.
Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

74	Nuveen Investments

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Arizona Premium Income (NAZ)	2016	790	$79,000,000
Michigan Quality Income (NUM)	2016	1,590	$159,000,000
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund's series of VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
Arizona Premium Income (NAZ)	2016	December 30, 2016	December 31, 2014
Michigan Quality Income (NUM)	2016	December 30, 2016	December 31, 2014
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Arizona		Michigan
	Premium		Quality
	Income		Income
	(NAZ	)	(NUM	)
Average liquidation preference of VMTP Shares outstanding	$79,000,000		$159,000,000
Annualized dividend rate	0.98%		0.98%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
Ohio Quality Income (NUO) has issued and has outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

Nuveen Investments	75

Notes to Financial Statements (continued)
As of the end of the reporting period, details of the Fund's VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
Ohio Quality Income (NUO)	1	1,480	$148,000,000	September 1, 2043
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Ohio
	Quality
	Income
	(NUO	)
Average liquidation preference of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	0.12%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 29, 2016
Texas Quality Income (NTX)	Series	Shares	Amount
iMTP Shares issued	2018	14,400	$72,000,000
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 29, 2016
		NYSE
Texas Quality Income (NTX)	Series	Ticker	Shares	Amount
MTP Shares redeemed	2015	NTX PRCCL	(7,092,000)	$(70,920,000)

76	Nuveen Investments

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Purchases	$24,355,152		$78,225,924		$46,201,180		$30,197,552
Sales and maturities	23,082,266		57,221,958		45,272,567		31,358,000
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of February 29, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Cost of investments	$230,684,853		$449,334,302		$419,212,108		$209,034,377
Gross unrealized:
Appreciation	$22,440,381		$36,659,919		$41,428,731		$20,990,151
Depreciation	(2,583,203)		(532,844)		(2,305,924)		(3,425,169)
Net unrealized appreciation (depreciation) of investments	$19,857,178		$36,127,075		$39,122,807		$17,564,982
Permanent differences, primarily due to expiration of capital loss carryforwards, treatment of notional principal contracts, nondeductible reorganization expenses, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds' components of common share net assets as of February 29, 2016, the Funds' tax year end, as follows:

	Arizona		Michigan	Ohio	Texas
	Premium		Quality	Quality	Quality
	Income		Income	Income	Income
	(NAZ	)	(NUM )	(NUO )	(NTX	)
Paid-in surplus	$(632,286)		$(129,623)	$(65,213)	$(365,479)
Undistributed (Over-distribution of) net investment income	15,235		(30,247)	(87,556)	307,220
Accumulated net realized gain (loss)	617,051		159,870	152,769	58,259

Nuveen Investments	77

Notes to Financial Statements (continued)
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2016, the Funds' tax year end, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Undistributed net tax-exempt income 1	$1,144,852		$1,180,362		$308,123		$650,529
Undistributed net ordinary income 2	50,129		12,786		4,771		—
Undistributed net long-term capital gains	—		135,404		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2016, paid on March 1, 2016.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended February 29, 2016 and February 28, 2015, was designated for purposes of the dividends paid deduction as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
2016	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Distributions from net tax-exempt income3	$10,066,290		$17,887,009		$15,534,992		$7,515,079
Distributions from net ordinary income2	—		72,899		74,088		324
Distributions from net long-term capital gains4	—		97,893		—		—

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
2015	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Distributions from net tax-exempt income	$9,960,313		$19,600,465		$17,430,996		$8,434,464
Distributions from net ordinary income2	3,316		4,167		50,009		10,213
Distributions from net long-term capital gains	—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2016, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2016.

As of February 29, 2016, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)5	(NUO	)5	(NTX	)
Expiration:
February 28, 2017	$828,959		$84,900		$—		$—
February 28, 2018	43,720		—		381,898		—
February 28, 2019	—		—		1,468,286		—
Not subject to expiration	2,923,709		—		—		717,282
Total	$3,796,388		$84,900		$1,850,184		$717,282

5	A portion of Michigan Quality Income's (NUM) and Ohio Quality Income's (NUO) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds' tax year ended February 29, 2016, the Funds utilized capital loss carryforwards as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Utilized capital loss carryforwards	$404,885		$1,022,576		$649,138		$432,321
As of February 29, 2016, the Funds' tax year end, $615,885 of Arizona Premium Income's (NAZ) capital loss carryforward expired.

78	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of February 29, 2016, the complex-level fee rate for the Funds was 0.1640%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service.

Nuveen Investments	79

Notes to Financial Statements (continued)
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

	Arizona
	Premium
	Income
	(NAZ	)
Purchases	$781,243
Sales	781,243
Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.

8. Borrowing Arrangements
During the current fiscal period, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

80	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.**	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member and will retire from the Funds' Board of Trustees effective May 31, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	22,500	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	81

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and conse- quently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

82	Nuveen Investments

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Indexes Arizona, Michigan, Ohio and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan, Ohio and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	83

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

84	Nuveen Investments

Board Members & Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	191

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	191

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
191

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
191

Nuveen Investments	85

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
191

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	191

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	191

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004- 2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
191

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
191

86	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2015) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	191

■	THOMAS S. SCHREIER, JR.(2)(3) 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class III
Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director and Vice Chair of Allina Health and a member of its Finance, Audit and Investment Committees; Director of the Minneapolis Museum of Art; formerly, Chief Executive Officer (2000- 2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
191

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					192

■	CEDRIC H. ANTOSIEWIC 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	84

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2009	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	192

Nuveen Investments	87

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	192

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	192

■	SHERRI A. HLAVACEK 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2015
Executive Vice President (since 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers, LLC and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					192

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	192

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	84

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	192

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC (since 2010) Winslow Capital Management, LLC and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					192

88	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	192

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	192

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Mr. Schreier will retire from the Funds' Board of Trustees effective May 31, 2016.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com
EAN-B-0216D 15310-INV-Y-04/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Michigan Quality Income Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 29, 2016	$26,375	$0	$0	$172

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2015	$25,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 29, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2016	$ 172	$ 0	$ 0	$ 172
February 28, 2015	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	17	$5.18 billion
	Other Pooled Investment Vehicles	5	$389 million
	Other Accounts	8	$.4 million
*	Assets are as of February 29, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF FEBRUARY 29, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2015	0		0	2,085,000

FEBRUARY 1-28, 2015	0		0	2,085,000

MARCH 1-31, 2015	0		0	2,085,000

APRIL 1-30, 2015	0		0	2,085,000

MAY 1-31, 2015	0		0	2,085,000

JUNE 1-30, 2015	0		0	2,085,000

JULY 1-31, 2015	2,400	$13.10	2,400	2,082,600

AUGUST 1-31, 2015	2,600	$14.77	2,600	2,080,000

SEPTEMBER 1-30, 2015	0		0	2,080,000

OCTOBER 1-31, 2015	0		0	2,080,000

NOVEMBER 1-30, 2015	17,500	$14.77	17,500	2,062,500

DECEMBER 1-31, 2015	0		0	2,062,500

TOTAL	22,500

* The registrant's repurchase program, for the repurchase of 2,085,000 shares, was authorized August 6, 2014. The program was reauthorized for a maximum repurchase amount of 2,085,000 shares on August 4, 2015.Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Michigan Quality Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 5, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 5, 2016